Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

TABLE OF CONTENTS ARTICLE 1 GRANT AND BASIC TERMS .................................................................................. 1 1.1 Grant .................................................................................................................... 1 1.2 Reservation .......................................................................................................... 1 1.3 Basic Terms ......................................................................................................... 2 ARTICLE 2 PROVISION FOR IMPROVEMENTS TO LANDS AND TERM OF LEASE ........ 5 2.1 Obligations regarding construction of Improvements on the Lands and Condition of Property at Commencement of the Term ....................................... 5 2.2 State of Property .................................................................................................. 8 2.3 Construction Warranty ......................................................................................... 8 ARTICLE 3 BASIC ANNUAL RENT AND ADDITIONAL RENT ............................................ 9 3.1 Rent ...................................................................................................................... 9 3.2 Additional Rent. ................................................................................................... 9 3.3 No Deductions ..................................................................................................... 9 3.4 Net Lease ........................................................................................................... 10 3.5 Interest ............................................................................................................... 10 3.6 Electronic Funds Transfer .................................................................................. 10 ARTICLE 4 USE OF THE PROPERTY ....................................................................................... 11 4.1 Use of Property .................................................................................................. 11 4.2 Conduct of Business .......................................................................................... 11 ARTICLE 5 TENANT'S COVENANTS ...................................................................................... 11 5.1 Rent .................................................................................................................... 11 5.2 Utilities .............................................................................................................. 11 5.3 Rental Taxes ...................................................................................................... 11 5.4 Repairs ............................................................................................................... 12 5.5 View Repairs ..................................................................................................... 12 5.6 Make Repairs ..................................................................................................... 12 5.7 Condition at Lease End ...................................................................................... 12 5.8 Glass .................................................................................................................. 13 5.9 Overload ............................................................................................................ 13 5.10 Nuisance ............................................................................................................ 13 5.11 Assignment, Subletting, and Change in Control ............................................... 13 5.12 Bylaws ............................................................................................................... 15 5.13 Tenant Insurance ................................................................................................ 15 5 .14 Blanket Insurance .............................................................................................. 16 5.15 Landlord Insurance ............................................................................................ 16 Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.

Certain information in this document has been omitted from this exhibit because it is (i) not material (ii) would be competitively harmful if publicly disclosed and (iii) private or confidential.